UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2009
AMH HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-115543	16-1693178

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 State Road Cuyahoga Falls, Ohio	44223

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 929-1811
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On August 18, 2009, Associated Materials, LLC (the “Company”) and AMH Holdings, LLC (“AMH”), the indirect parent company of the Company, issued a press release announcing their financial results for the second quarter ended July 4, 2009. A copy of the press release is attached as Exhibit 99.1 hereto.
The information furnished in this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
The following exhibit is not filed but is furnished as described above.

Exhibit Number	Description of Document

99.1	Press Release, dated August 18, 2009, issued by the Company and AMH.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMH HOLDINGS, LLC
DATE: August 18, 2009	By:	/s/ Stephen E. Graham
Stephen E. Graham
Vice President — Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release, dated August 18, 2009, issued by the Company and AMH.